

Exhibit 21

Subsidiary                                                           Owned by Interactive
- ----------                                                           --------------------
Brighton Communications Corporation ..............................          100.0%
  Lynch Telephone Corporation IV .................................          100.0%
    Bretton Woods Telephone Company ..............................          100.0%
    World Surfer, Inc. ...........................................          100.0%
  Lynch Kansas Telephone Corporation .............................          100.0%
  Lynch Telephone Corporation VI .................................           98.0%
    JBN Telephone Company, Inc. ..................................           98.0%
      JBN Finance Corporation ....................................           98.0%
    Giant Communications, Inc. ...................................          100.0%
    Lynch Telephone Corporation VII ..............................          100.0%
      USTC Kansas, Inc. ..........................................          100.0%
       Haviland Telephone Company, Inc. ..........................          100.0%
        Haviland Finance Corporation .............................          100.0%
  DFT Communications Corporation .................................          100.0%
    Dunkirk & Fredonia Telephone Company .........................          100.0%
      Cassadaga Telephone Company ................................          100.0%
        Macom, Inc. ..............................................          100.0%
      Comantel, Inc. .............................................          100.0%
        Erie Shore Communications, Inc. ..........................          100.0%
        D&F Cellular Telephone, Inc. .............................          100.0%
    DFT Long Distance Corporation ................................          100.0%
    DFT Local Service Corporation ................................          100.0%
  LMT Holding Corporation ........................................          100.0%
    Lynch Michigan Telephone Holding Corporation .................          100.0%
        Upper Peninsula Telephone Company ........................          100.0%
        Alpha Enterprises Limited ................................          100.0%

  Lynch Telephone Corporation IX .................................          100.0%
    Central Scott Telephone Company ..............................          100.0%
        CST Communications Inc. ..................................          100.0%
  Global Television, Inc. ........................................          100.0%
  Inter-Community Acquisition Corporation ........................          100.0%
  Home Transport Service, Inc. ...................................          100.0%

  Lynch Telephone Corporation X ..................................          100.0%

  Lynch Entertainment, LLC .......................................          100.0%
  Lynch Entertainment Corporation II .............................          100.0%

  Lynch Multimedia Corporation ...................................          100.0%
    CLR Video, LLC ...............................................           60.0%

  Lynch Paging Corporation .......................................          100.0%


Subsidiary                                                               Owned by Interactive
- ----------                                                               --------------------
The Morgan Group, Inc. ............................................       70.2%(V)/55.6%(O)
  Morgan Drive Away, Inc. .........................................       70.2%(V)/55.6%(O)
    Transport Services Unlimited, Inc. ............................       70.2%(V)/55.6%(O)
  Interstate Indemnity Company ....................................       70.2%(V)/55.6%(O)
  Morgan Finance, Inc. ............................................       70.2%(V)/55.6%(O)

  TDI, Inc. .......................................................       70.0%(V)/55.4%(O)
    Home Transport Corporation ....................................       70.0%(V)/55.4%(O)
    MDA Corporation ...............................................       70.0%(V)/55.4%(O)

Lynch PCS Communications Corporation ..............................         100.0%
  Lynch PCS Corporation A .........................................         100.0%
  Lynch PCS Corporation F .........................................         100.0%
  Lynch PCS Corporation G .........................................         100.0%
  Lynch PCS Corporation H .........................................         100.0%

Lynch Telephone Corporation .......................................          83.1%
  Western New Mexico Telephone Company, Inc. ......................          83.1%
  Interactive Networks Corporation ................................          83.1%
  WNM Communications Corporation ..................................          83.1%
  WMN Interactive, L.L.C ..........................................          83.1%
  Wescel Cellular, Inc. ...........................................          83.1%
    Wescel Cellular of New Mexico, L.P. ...........................          42.4%
  Wescel Cellular, Inc. II ........................................          83.1%
    Northwest New Mexico Cellular, Inc. ...........................          40.6%
    Northwest New Mexico Cellular of New Mexico, L.P. .............          20.7%
      Enchantment Cable Corporation ...............................          83.1%
Lynch Telephone II, LLC ...........................................         100.0%
  Inter-Community Telephone Company, LLC ..........................         100.0%
    Inter-Community Telephone Company II, LLC .....................         100.0%
  Valley Communications, Inc. .....................................         100.0%
Lynch Telephone Corporation III ...................................          81.0%
  Cuba City Telephone Exchange Company ............................          81.0%
  Belmont Telephone Company .......................................          81.0%

[FN]
 Notes: (V)=Percentage voting control; (O)=Percentage of equity ownership